AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
INDIVIDUAL VARIABLE RETIREMENT ANNUITY
CONTRACT
SUPPLEMENT DATED MAY 18, 2001
TO
PROSPECTUS
DATED APRIL 6, 2001

          Effective May 18, 2001, American General Life Insurance Company ("AGL") is amending the prospectus solely for the purpose of reflecting an expected change in ownership of AGL's parent company.

          On page 15 of the prospectus, the second paragraph of the section titled "AGL" is deleted in its entirety and replaced with the following:

On May 11, 2001, American General Corporation, the parent of AGL, announced that it had terminated its previously announced merger agreement with London-based Prudential plc, and concurrently agreed to be acquired by American International Group, Inc. American International Group, Inc. is one of the world's leading insurance and financial services organizations and the largest underwriter of commercial and industrial insurance in the United States. It is currently anticipated that the transaction, which is subject to approval by American General Corporation shareholders, regulatory approvals and other customary conditions, will close by the end of 2001.

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